Organization and Business Operations	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Business Operations

1.Organization and Business Operations

Second Sight Medical Products, Inc. (“Second Sight,” the “Company,” “we,” “us,” “our” or similar terms) has developed, manufactured and marketed implantable visual prosthetics that are intended to deliver useful artificial vision to blind individuals. We are a recognized global leader in neuromodulation devices for blindness, and are committed to developing new technologies to treat the broadest population of sight-impaired individuals.

Agreement and Plan of Merger with Nano Precision Medical, Inc.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022, on February 4, 2022, Second Sight entered into the agreement and plan of merger (the “Merger Agreement”) with Nano Precision Medical, Inc., a California corporation (“NPM”), and, upon and subject to the execution of a joinder, NPM Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, NPM will merge with and into Merger Sub (the “Merger”), and upon consummation of the Merger, Merger Sub will cease to exist and NPM will become a wholly-owned subsidiary of the Company. Upon completion of the Merger and subject to shareholder approval, the Company will change its name as the Company and NPM may agree in the future and change its trading symbol as NPM requests in writing following consultation with Nasdaq. Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, the securities of NPM will be converted into the right to receive an aggregate of approximately 134,349,464 shares of the Company’s common stock (the “Merger Shares”) representing approximately 77.32% of the total issued and outstanding shares of common stock of the Company on a fully converted basis, including, without limitation, giving effect to the conversion of all options, warrants, and any and all other convertible securities. The Merger will involve change of control and may be consummated only following the approval of the Company’s shareholders. The Company filed a Registration Statement on Form S-4 on May 13, 2022 in connection with the Merger to register the Merger Shares.

SAFE Agreement

On February 4, 2022, in connection with the Merger, Second Sight and NPM also entered into a Simple Agreement for Future Equity (“SAFE”) whereby Second Sight would provide to NPM, pending closing of the Merger, an investment advance of $8 million which, effective upon the termination date of the Merger Agreement without completion of the Merger, will result in NPM’s issuing to Second Sight that number of shares of NPM common stock which following that issuance will equal not less than 2.133% of the issued and outstanding shares of NPM common stock assuming exercise or conversion of all outstanding vested and unvested options, warrants, and convertible securities. In the event NPM completes an equity financing at a lower valuation, Second Sight may be eligible to receive additional shares of NPM common stock as set forth in the SAFE. If the Merger is completed, the SAFE will terminate. The SAFE is classified as a marked-to-market asset pursuant to ASC 480, Distinguishing Liabilities from Equity, due to the potential variability at the time of share settlement. The carrying value of the SAFE as of March 31, 2022 was determined to approximate fair value due to proximity to the issuance date and current probability of a successful merger.

Product and Clinical Development Plans

Leveraging our 20 years of experience in neuromodulation for vision, we are developing the Orion® Visual Cortical Prosthesis System (“Orion”), an implanted cortical stimulation device intended to provide useful artificial vision to individuals who are blind due to a wide range of causes, including glaucoma, diabetic retinopathy, optic nerve injury or disease and eye injury. Orion is intended to convert images captured by a miniature video camera mounted on glasses into a series of small electrical pulses. The device is designed to bypass diseased or injured eye anatomy and to transmit these electrical pulses wirelessly to an array of electrodes implanted on the surface of the brain’s visual cortex, where it is intended to provide the perception of patterns of light. We are conducting an Early Feasibility Study of the Orion device at the Ronald Reagan UCLA Medical Center in Los Angeles (“UCLA”) and Baylor College of Medicine in Houston (“Baylor”). Regularly scheduled visits at both sites were paused in mid-March 2020 due to the coronavirus outbreak, however visits at UCLA resumed mid-September 2020 and Baylor resumed in December 2020. Our 36-month results, all of which were measured after the study resumed, indicate to us that:

●	We have a good safety profile. Five subjects experienced a total of fourteen adverse events (AEs) related to the device or to the surgery, through February 2022. One was considered a serious adverse event (SAE), and all of the adverse events were in the expected category. The one SAE occurred at about three months post-implant, was resolved quickly, and did not require a hospital stay. There have been no serious adverse events due to the device or surgery since June 2018.
●	The efficacy data is encouraging. We measure efficacy by looking at three measures of visual function: The first is square localization, where Orion subjects sit in front of a touch screen and are asked to touch within the boundaries of a square when it appears. The second is direction of motion, where subjects are asked to identify the direction and motion of lines on a screen. The third is grating visual acuity, a measure of visual acuity that is adapted for very low vision. Five subjects have completed these tests at 36-months. For these 36-month results, on square localization, five of five subjects tested in our feasibility study performed significantly better with the system on than off. On direction of motion, five of five performed better with the system on than off. On grating visual acuity, two of five tested had measurable visual acuity on the scale of this test (versus none who can do it with the device off). Another efficacy measurement of day-to-day functionality and benefit is FLORA, an acronym for Functional Low-Vision Observer Rated Assessment. FLORA is an assessment performed by an independent, third-party low vision orientation and mobility specialist who spends time with each of the subjects in their homes. The specialist asks each of the subjects a series of questions and also observes them performing 15 or more daily living tasks, such as finding light sources, following a sidewalk, or sorting laundry. The specialist then determines if the system is providing a benefit, if it is neutral, or if it is actually hurting the abilities of subjects to perform these tasks. FLORA results to date show that 4 out of 4 completing the FLORA at 36 months had positive or mild positive results indicating the Orion system is providing benefit. We reached agreement with the FDA in the fourth quarter of 2019 to utilize a revised version of FLORA as our primary efficacy endpoint in our pivotal trial for Orion, pending successful validation of the instrument.

No peer-reviewed data is available yet for the Orion system. We are currently negotiating the clinical and regulatory pathway to commercialization with the FDA as part of the Breakthrough Devices Program.

In November 2017, the FDA granted Breakthrough Devices Program designation for the Orion. This designation is given to a few select medical devices in order to provide more effective treatment of life-threatening or irreversibly debilitating diseases or conditions. This program is intended to help patients have more timely access to these medical devices by expediting their development, assessment, and review.

On February 26, 2021, the U.S. Food and Drug Administration (FDA) approved the Argus 2s Retinal Prosthesis System, a redesigned set of external hardware (glasses and video processing unit) initially for use in combination with previously implanted Argus II systems for the treatment of retinitis pigmentosa (RP). The Company expects that the Argus 2s will be adapted to be the external system for the next generation Orion Visual Cortical Prosthesis System currently under development. In addition to ergonomic improvements, the Argus 2s system offers significantly more processing power, potentially allowing for improved video processing.

Our principal offices are located in Los Angeles, California.

In 2007, Second Sight formed Second Sight Medical Products (Switzerland) Sàrl, initially to manage clinical trials and sales and marketing in Europe, the Middle East and Asia-Pacific, and more recently for the research of future technologies. As the laws of Switzerland require at least two corporate stockholders, Second Sight Medical Products (Switzerland) Sàrl is 99.5% owned directly by us and 0.5% owned by an executive of Second Sight as of March 31, 2022. Accordingly, Second Sight Medical Products (Switzerland) Sàrl is considered 100% owned for financial statement purposes and is consolidated with Second Sight for all periods presented. We have closed our foreign operations and expect final dissolution of this entity in 2023.

Market Development Plans

Orion. By further developing our visual cortical prosthesis, Orion, we believe we may be able to significantly expand our market to include nearly all profoundly blind individuals. The only notable exceptions for potential use of the Orion are those who are blind due to otherwise currently treatable diseases, individuals who are born blind, or blindness due to direct damage of the visual cortex, which is rare. However, of the estimated 36 million blind people worldwide, there are approximately 5.8 million people who are legally blind due to causes that are not otherwise treatable. We continue to develop and refine our estimates of the potential addressable market size as we evaluate the commercial prospects for Orion using a combination of published sources, third party market research, and physician feedback. We currently estimate over 500,000 individuals in the US are legally blind due to retinitis pigmentosa, glaucoma, diabetic retinopathy, optic nerve disease and eye injury. Of this population, we estimate the potential US addressable market is between 50,000 and 100,000 individuals with bi-lateral blindness at the light-perception level or worse. Our marketing approvals by the FDA and other regulatory agencies will ultimately determine the subset of these patients who are eligible for the Orion based on our clinical trials and the associated results.

Our objective in designing and developing the Orion visual prosthesis system is to bypass the optic nerve and directly stimulate the part of the brain responsible for human vision. An Early Feasibility Study of the Orion device is currently underway at UCLA and Baylor College of Medicine. Regularly scheduled visits at both sites were placed on hold in mid-March due to Covid-19, however visits at UCLA resumed mid-September 2020 and Baylor resumed in December 2020. Our 36-month results an indicate a good safety profile with encouraging efficacy data and benefits in helping subjects perform their daily living tasks. We believe these data are encouraging and support advancement of Orion into a larger pivotal clinical study. Early promising results are not necessarily indicative of results which may be obtained in large clinical trials. No assurance can be given that we will achieve similar results in our larger Orion clinical trials. No peer-reviewed data is available yet for the Orion system.

COVID-19 Pandemic

We are requiring our employees to adhere to the local and state guidelines regarding the COVID-19 pandemic, and use their best judgement to work remotely or work in the office. While many of our employees are accustomed to working remotely, much of our workforce has not historically been remote. Although we continue to monitor the situation and may adjust our current policies as more information and public health guidance becomes available, restricting the ability to do business in person may create operational or other challenges, any of which could harm our business, financial condition and results of operations.

In addition, our clinical trials have been affected by the COVID-19 outbreak. Patient visits in ongoing clinical trials were paused, for example, due to prioritization of hospital resources toward the COVID-19 outbreak, travel restrictions imposed by governments, and the inability to access sites for initiation and monitoring. Also, some of our suppliers of certain materials used in the development of our product candidates are located in areas impacted by COVID-19 which could limit our ability to obtain sufficient materials for our product candidates. COVID-19 has and will continue to adversely affect global economies and financial markets, and may result in an economic downturn that could affect demand for our product candidates, if approved, and impact our operating results. Even after the COVID-19 pandemic has subsided, we may continue to experience an adverse impact to our business as a result of the continued global economic impact of the pandemic. We cannot anticipate all of the ways in which health epidemics such as COVID-19 could adversely impact our business. Although we are continuing to monitor and assess the effects of the COVID-19 pandemic on our business, the ultimate impact of the COVID-19 pandemic or a similar health epidemic is highly uncertain and subject to change. See the Risk Factors section for further discussion of the possible impact of the COVID-19 pandemic on our business.

Liquidity

From inception, our operations have been funded primarily through the sales of our common stock and warrants, as well as from the issuance of convertible debt, research and clinical grants, and limited product revenue generated from the sale of our Argus II product. We have funded our business since 2020 primarily through the following transactions:

●	On June 25, 2021, we closed an underwritten public offering of 11,500,000 shares of common stock at a price of $5.00 per share for aggregate net proceeds of $53.3 million
●	On March 23, 2021, we closed our private placement to seven institutional investors of 4,650,000 shares of common stock at a price of $6.00 per share for aggregate net proceeds of approximately $24.5 million

We were awarded a $1.6 million grant (with the intent to fund $6.4 million over five years subject to annual review and approval) from the National Institutes of Health (NIH) to fund the “Early Feasibility Clinical Trial of a Visual Cortical Prosthesis” that commenced in January 2018. Our second year grant of $1.4 million was approved on April 6, 2021 and our third year grant of $1.4 million was approved on May 12, 2021. As of March 31, 2022 we recorded $0.2 million of grant costs receivable, included in prepaid expenses and other current assets.

On September 17, 2019, we received a $2.4 million, four-year grant from the National Institutes of Health (NIH) to develop spatial localization and mapping technology (“SLAM”). This grant involves a joint collaboration with the Johns Hopkins University Applied Physics Laboratory and is intended to speed the integration of SLAM into future generations of Orion. The goal is to give Orion users the ability to localize objects and navigate landmarks in unfamiliar surroundings in real time. APL is the primary recipient of the grant. We have suspended our activities on the project until we clarify our future plans.

Our financial statements have been presented on the basis that our business is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We are subject to the risks and uncertainties associated with a business with no revenue that is developing a novel medical device, including limitations on our operating capital resources. We have incurred recurring operating losses and negative operating cash flows since inception, and we expect to continue to incur operating losses and negative operating cash flows for the foreseeable future.

1. Organization and Business Operations

Second Sight Medical Products, Inc. (“Second Sight,” the “Company,” “we,” “us,” “our” or similar terms), was incorporated in the State of California in 2003. We develop, manufacture and market implantable visual prosthetics that are intended to deliver useful artificial vision to blind individuals. We are a recognized global leader in neuromodulation devices for blindness and are committed to developing new technologies to treat the broadest population of sight-impaired individuals.

In 2007, Second Sight formed Second Sight (Switzerland) Sàrl, initially to manage clinical trials for its products in Europe, and later to manage sales and marketing in Europe, the Middle East and Asia Pacific. As the laws of Switzerland require at least two corporate stockholders, Second Sight (Switzerland) Sàrl is 99.5% owned directly by us and 0.5% owned by an executive of Second Sight, who is acting as our nominee. Accordingly, Second Sight (Switzerland) Sàrl, is considered 100% owned for financial statement purposes and is consolidated with Second Sight for all periods presented.

We are currently developing the Orion® Visual Cortical Prosthesis System (“Orion”), an implanted cortical stimulation device intended to provide useful artificial vision to individuals who are blind due to a wide range of causes, including glaucoma, diabetic retinopathy, optic nerve injury or disease, or forms of cancer and trauma. A feasibility study of the Orion device is currently underway at the Ronald Reagan UCLA Medical Center in Los Angeles (“UCLA”) and Baylor College of Medicine in Houston (“Baylor”).

Our commercially approved product, the Argus® II retinal prosthesis system (“Argus II”), entered clinical trials in 2006, received CE Mark approval for marketing and sales in the European Union (“EU”) in 2011, and received approval by the United States Food and Drug Administration (“FDA”) for marketing and sales in the United States in 2013. We began selling the Argus II in Europe at the end of 2011, Saudi Arabia in 2012, the United States and Canada in 2014, Turkey in 2015, Iran, Taiwan, South Korea and Russia in 2017, and Singapore in 2018. Given the limited addressable market of Argus II, we have made the decision to maximize capital efficiency by ceasing the production and sales of our Argus commercial and clinical activities and increase our investment of resources with our Orion clinical and R&D programs.

Liquidity and Capital Resources

From inception, our operations have been funded primarily through the sales of our common stock as well as from research and clinical grants. Funding of our business since 2020 has been primarily provided by:

●	On June 25, 2021, we closed an underwritten public offering of 11,500,000 shares of common stock at a price of $5.00 per share for aggregate net proceeds of $53.3 million
●	On March 23, 2021, we closed our private placement to seven institutional investors of 4,650,000 shares of common stock at a price of $6.00 per share for aggregate net proceeds of approximately $24.5 million
●	On May 5, 2020, we closed our underwritten public offering of 7,500,000 shares of common stock at an offering price of $1.00 per share for aggregate net proceeds of approximately $6.7 million
●	On December 8, 2020, we borrowed $1 million from Gregg Williams, Chairman of the Board of Directors of the Company and $1.2 million from two unaffiliated shareholders. Each promissory note was unsecured and accrued interest at a rate of twelve percent (12%) per annum beginning on receipt of the loan amounts. We repaid the principal and accrued interest during the quarter ended June 30, 2021.

Our financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We estimate that currently available cash will provide sufficient funds to enable the Company to meet its planned obligations for at least twenty-four months. Our ability to continue as a going concern is dependent on our ability to develop profitable operations through implementation of our business initiatives and/or raise additional capital, however, there can be no assurances that we will be able to do so.